Long-term debt	12 Months Ended
Dec. 31, 2023
Statement [Line Items]
Long-term debt

5. Long-term debt

		As at December 31
	2023	2022
Syndicated credit facility	$107.5	$105.0

Senior unsecured notes
11.95% $117.4 million, maturing July 27, 2027	117.4	127.6
Total	224.9	232.6
Unamortized discount of senior unsecured notes	(1.6)	(2.3)
Deferred financing costs	(3.3)	(5.0)
Total long-term debt	$220.0	$225.3

Current portion	$2.0	$-
Non-current portion	$218.0	$225.3

The Company has a reserve-based syndicated credit facility with an aggregate amount available of $240.0 million. The syndicated credit facility is subject to semi-annual borrowing base redeterminations typically in May and November of each year and currently has a revolving period to May 31, 2024 and a maturity date of May 31, 2025. Borrowings under our syndicated credit facility are available by way of either bankers’ acceptances/Canadian Dollar Offered Rates or the banks’ prime lending rate plus applicable margins. Interest and standby fees on the undrawn amount of the facilities depend on the Company's debt to earnings before interest, taxes, depreciation and amortization ("EBTIDA") ratio for the most recent four quarters.

At December 31, 2023, the Company had senior unsecured notes outstanding totaling $117.4 million which mature on July 27, 2027. During 2023, the Company re-purchased for cancellation $5.3 million principal amount of senior unsecured notes on the open market at an average price of $990 per $1,000 principal amount, in addition to the $5.0 million Repurchase Offer completed in the third quarter of 2023. The senior unsecured notes were initially issued at a price of $980 per $1,000 principal amount resulting in aggregate gross proceeds of $125.0 million and at an interest rate of 11.95 percent. The senior unsecured notes are direct senior unsecured obligations of Obsidian Energy ranking equal with all other present and future senior unsecured indebtedness of the Company.

As part of the terms of the senior unsecured notes, the Company is required, in certain circumstances, to make a repurchase offer (the "Repurchase Offer") at a price of $1,030 per $1,000 principal amount to an aggregate amount of $63.8 million, which has been reduced to $53.6 million based on previous Repurchase Offers and open market purchases. The Repurchase Offer is based on free cash flow for the six months ended June 30 (typically offered in August) and based on free cash flow for the six months ended December 31 (typically offered in March). Minimum available liquidity thresholds and projected leverage ratios under the Company's syndicated credit facilities are also required to be met in order to proceed with a Repurchase Offer. The free cash flow available for the Repurchase Offer for the last six months of 2023 was $36.8 million, however, the Company is anticipating that $2.0 million will be available for the Repurchase Offer in March 2024, based on current liquidity estimates. This amount was recorded within the current portion of long-term debt at December 31, 2023.

At December 31, 2023, letters of credit totaling $4.9 million were outstanding (December 31, 2022 – $5.1 million) that reduce the amount otherwise available to be drawn on our syndicated credit facility.

Subsequent to December 31, 2023, the Company repurchased for cancellation an additional $1.2 million principal amount of senior unsecured notes on the open market at an average price of $1,016 per $1,000 principal amount, resulting in a total of $116.2 million senior unsecured notes currently outstanding.

Financing expense consists of the following:

	Year ended December 31
	2023	2022
Interest	$27.2	$29.1
Accretion on decommissioning liability	17.5	11.6
Accretion on office lease provision	0.9	1.4
Accretion on other non-current liability	-	0.3
Accretion on discount of senior unsecured notes	0.5	0.2
Accretion on lease liabilities	0.4	0.6
Loss on repurchased senior unsecured notes	0.5	-
Deferred financing costs	2.3	2.5
Debt modification	-	(0.8)
Financing	$49.3	$44.9